                                                                     Exhibit 2.5

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               MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                          BUREAU OF COMMERCIAL SERVICES
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Date Received          (FOR BUREAU USE ONLY)

----------------      This document is effective on the date filed, unless a
                      subsequent effective date within 90 days after received
                      date is stated in the document.
-----------------------------------------------------
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Name
Sally A. Hamby, Esq.
Miller, Canfield, Paddock and Stone, P.L.C.
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Address                                              ---------------------------
8400 West Long Lake Road, Suite 200                  EFFECTIVE DATE
--------------------------------------------------   ---------------------------
City            State            Zip Code            Expiration date for new
                                                     assumed names: December 31,
Troy            MI               48098-6358          ---------------------------
                                                     Expiration date for
                                                     transferred assumed names
                                                     appear in item 6
--------------------------------------------------   ---------------------------
Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

                              CERTIFICATE OF MERGER

 Cross Entity Merger for use by Profit Corporations, Limited Liability Companies
                            And Limited Partnerships

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger.

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1.  The Plan of Merger (Consolidation) is as follows:

    a.  The name of each constituent entity and its identification number is:

                                                        ------------------------
    DP CA COMM INC.                                         23398A
    ----------------------------------------------------------------------------
                                                        ------------------------
    DP CA CORP INC.                                         23503A
    ----------------------------------------------------------------------------
                                                        ------------------------
    Domino's Pizza LLC                                      B62203
    ----------------------------------------------------------------------------

    b.  The name of the surviving (new) entity and its identification number is:

                                                        ------------------------
    Domino's Pizza LLC                                      B62203
    ----------------------------------------------------------------------------

    Corporations and Limited Liability Companies provide the street address of the survivor's principal place of business:

    30 Frank Lloyd Wright Drive, Ann Arbor, Michigan 48106-0997
    ----------------------------------------------------------------------------

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2.  (Complete only if an effective date is desired other than the date of filing. The date must no more than 90 days after the receipt of this document in this office.)

    The merger (consolidation) will be effective on the 30th day of December, 2001 at the close of business.
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

3.  Complete for Profit Corporations Only
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    For each constituent stock corporation, state:

                            Designation
                            and number of         Indicate class or    Indicate class or
Name of corporation      outstanding shares       series of shares     series entitled to
                       in each class or series    entitled to vote       vote as a class

DP CA COMM INC.         1,000                      common               None
---------------------  ------------------------   -----------------    ---------------------
DP CA CORP INC.         1,000                      common               None
---------------------  ------------------------   -----------------    ---------------------

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    If the number of shares is subject to charge prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows: n/a
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    The manner and basis of converting shares are as follows: Upon consummation of the merger all issued and outstanding shares of each of DP CA COMM INC. and DP CA CORP Inc. will be cancelled.
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    The amendments to the Articles, or a restatement of the Articles, of the
    surviving corporation to be affected by the merger are as follows:   none
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    The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.
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    The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.
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(Complete either Section (a) or (b) for each corporation)

a. The Plan of Merger was approved by the majority consent of the incorporators of ______, a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

--------------------------------------      ------------------------------------
(Signature of          (Type or Print       (Signature of         (Type or Print
incorporator)                               incorporator)

--------------------------------------      ------------------------------------
(Signature of          (Type or Print       (Signature of         (Type or Print
incorporator)                               incorporator)

b.  The plan of merger was approved by:

    [ ] the Board of Directors of ________, the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.

    [X] the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

    DP CA COMM INC.
    ----------------------------------------------------------------------------
    DP CA CORP INC.
    ----------------------------------------------------------------------------


    By /s/ HARRY J. SILVERMAN              By  /s/ HARRY J. SILVERMAN
       ----------------------------------     ----------------------------------
       (Signature of Authorized               (Signature of Authorized
       Officer or Agent)                      Officer or Agent)

       Harry J. Silverman, Vice President     Harry J. Silverman, Vice President
       ----------------------------------     ----------------------------------
      (Type or Print Name)                    (Type or Print Name)

       DP CA COMM INC.                        DP CA CORP INC.
       ----------------------------------     ----------------------------------
      (Name of Corporation)                   (Name of Corporation)

4.  Complete for any Limited Liability Companies only
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    Check one of the following.

    [X] There are no changes to be made to the Articles of Organization of the surviving limited liability company.

    [ ] The amendments to the Articles, or a restatement of the Articles, of the surviving limited liability company to be effected by the merger are as follows:

                                      None
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    The manner and basis of converting the membership interests are as follows:
    n/a
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    The Plan of Merger was approved by the members of each constituent limited liability company in accordance with section 702(1).
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    The Plan of Merger was approved by the members of each domestic limited liability company in accordance with section 705a(5) and by each constituent business organization in the manner provided by the laws of the jurisdiction in which it is organized.
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    For each limited liability company involved in the merger, this document is signed in accordance with Section 103 of the Act.
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                                    Signed this 21st day of December, 2001
                                               -----        --------------

                                          /s/ HARRY J. SILVERMAN
                                ------------------------------------------------
                                        (Signature of Member or Manager)

                                        Harry J. Silverman, Manager
                                ------------------------------------------------
                                            (Type or Print Name)

                                            Domino's Pizza LLC
                                ------------------------------------------------
                                      (Name of Limited Liability Company)

                                    Signed this ___ day of ____________, ______

                                By______________________________________________
                                        (Signature of Member or Manager)


                                ________________________________________________
                                            (Type or Print Name)

                                ________________________________________________
                                      (Name of Limited Liability Company)